SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) :
                                 AUGUST 16, 2001


                         THE ESTEE LAUDER COMPANIES INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                       11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


  767 FIFTH AVENUE, NEW YORK, NEW YORK                      10153
(Address of principal executive offices)                  (Zip Code)


                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.              OTHER EVENTS.

On August 16, 2001, The Estee Lauder Companies Inc. issued a press release announcing its fiscal 2001 full-year and fourth-quarter results and its estimated fiscal 2002 full-year and first-quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             THE ESTEE LAUDER COMPANIES INC.

Date: August 16, 2001                        By: /s/Richard W. Kunes
                                                 ------------------------------
                                                 Richard W. Kunes
                                                 Senior Vice President
                                                 and Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)











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
                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.                              Description
-----------                              -----------

   99.1              Press release dated August 16, 2001 of the Estee
                     Lauder Companies Inc.













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